CONFORMED COPY


                      AMENDMENT NO. 1 TO CREDIT AGREEMENT

               AMENDMENT dated as of February 28, 1997 to the Credit Agreement dated as of February 10, 1997 (the "Credit Agreement"), among Norfolk Southern Corporation, the Banks listed on the signature pages hereof, Morgan Guaranty Trust Company of New York, as Administrative Agent, and Merrill Lynch Capital Corporation, as Documentation Agent.

                              W I T N E S S E T H:

               WHEREAS, the Borrower and the Banks desire to amend the Credit Agreement as set forth below;

               NOW, THEREFORE, the parties hereto agree as follows:

               SECTION 1.  Definitions, References.  Unless
     otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement. Each reference therein to "this Agreement", "hereof", "hereunder", "herein" and "hereby" and each similar reference contained in the Credit Agreement shall from and after the date hereof refer to the Credit Agreement as amended hereby.

               SECTION 2.  Amendment of Section 1.01 of the
     Agreement.  The definition of "Revolving Credit
     Termination Date" in Section 1.01 is amended to read in its entirety as follows:

               "Revolving Credit Termination Date" means
          August 1, 1998; provided that the Revolving Credit Termination Date shall be extended to the date which is the fifth anniversary of the Closing Date if on or prior to August 1, 1997 the Acquisition Date shall have occurred (or, if such fifth anniversary date is not a Euro-Dollar Business Day, the next succeeding Euro-Dollar Business Day unless such Euro-Dollar Business Day falls in another calendar month, in which case the Revolving Credit Termination Date shall be the next preceding Euro-Dollar Business Day).

               SECTION 3.  Amendment of Section 2.12 of the
     Agreement. Subsection (b) of Section 2.12 is amended to read in its entirety as follows:

               (b)  If the Acquisition Date shall not have
          occurred on or prior to August 1, 1997 (i) all Term Commitments shall terminate on such date and (ii) the Revolving Credit Commitments, to the extent not theretofore reduced to the same or a lesser amount pursuant to Section 2.09, shall be ratably reduced to an aggregate amount of $1,650,000,000.

               SECTION 4.  Governing Law.   This Amendment
     shall be governed by and construed in accordance with the laws of the State of New York.

               SECTION 5.  Counterparts; Effectiveness.
     This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment shall become effective as of the date hereof when the Administrative Agent shall have received duly executed counterparts hereof signed by each of the parties hereto (or, in the case of any party as to which an executed counterpart shall not have been received, the Administrative Agent shall have received telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party).


     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

                         NORFOLK SOUTHERN CORPORATION

                         By   /s/   William J. Romig
                              ------------------------------
                              Title:   Vice President and
                                       Treasurer

                         MORGAN GUARANTY TRUST COMPANY OF
                         NEW YORK

                         By   /s/   Douglas A. Cruikshank
                              ------------------------------
                              Title:   Vice President

                         MERRILL LYNCH CAPITAL CORPORATION

                         By   /s/   Christopher Birosak
                              ------------------------------
                              Title:   Vice President

                         BANK OF MONTREAL

                         By   /s/   Richard J. McClorey
                              ------------------------------
                              Title:   Director

                         THE BANK OF NEW YORK

                         By   /s/   Gregory P. Shefrin
                              ------------------------------
                              Title:   Vice President

                         BANKERS TRUST COMPANY

                         By   /s/   Mary Zadroga
                              ------------------------------
                              Title:   Vice President

                         CANADIAN IMPERIAL BANK OF COMMERCE

                         By   /s/   Brian E. O Callahan
                              ------------------------------
                              Title:   Director
                                       CIBC Wood Gundy
                                       Securities Corp., as Agent

                         CREDIT LYONNAIS ATLANTA AGENCY

                         By   /s/   Robert Ivosevich
                              ------------------------------
                              Title:   Senior Vice President

                         THE DAI-ICHI KANGYO BANK, LTD.,
                         NEW YORK BRANCH

                         By   /s/   Robert P. Gallagher
                              ------------------------------
                              Title:   Assistant Vice President

                         DRESDNER BANK AG, NEW YORK AND
                         GRAND CAYMAN BRANCHES

                         By   /s/   Anthony Berti
                              ------------------------------
                              Title:   Assistant Treasurer

                         By   /s/   Andrew K. Mittag
                              ------------------------------
                              Title:   Vice President

                         THE FIRST NATIONAL BANK OF CHICAGO

                         By   /s/   Amy R. Fahey
                              ------------------------------
                              Title:   Vice President

                         FIRST UNION NATIONAL BANK OF NORTH
                         CAROLINA

                         By   /s/   Henry R. Biedrzycki
                              ------------------------------
                              Title:   Vice President

                         THE FUJI BANK, LTD.

                         By   /s/   Masanobu Kobayashi
                              ------------------------------
                              Title:   Vice President and Manager

                         THE INDUSTRIAL BANK OF JAPAN,
                         LIMITED - NEW YORK BRANCH

                         By   /s/   John V. Veltri
                              ------------------------------
                              Title:   Senior Vice President

                         LTCB TRUST COMPANY

                         By   /s/   Satoru Otsubo
                              ------------------------------
                              Title:   Executive Vice President

                         THE MITSUBISHI TRUST AND BANKING
                         CORPORATION

                         By   /s/   Patricia Loret de Mola
                              ------------------------------
                              Title:   Senior Vice President

                         ROYAL BANK OF CANADA

                         By   /s/   Michael J. Madnick
                              ------------------------------
                              Title:   Manager

                         THE SANWA BANK, LIMITED

                         By   /s/   William M. Plough
                              ------------------------------
                              Title:   Vice President

                         By   /s/   Andrew N. Hammond
                              ------------------------------
                              Title:   Vice President

                         SOCIETE GENERALE

                         By    /s/   Ralph Saheb
                              ------------------------------
                              Title:   Vice President and Manager

                         THE SUMITOMO BANK, LIMITED
                         NEW YORK BRANCH

                         By   /s/   John C. Kissinger
                              ------------------------------
                              Title:   Joint General Manager

                         THE TOKAI BANK, LIMITED, NEW YORK
                         BRANCH

                         By   /s/   Kaoru Oda
                              ------------------------------
                              Title:   Assistant General Manager

                         TORONTO DOMINION (NEW YORK), INC.

                         By   /s/   Debbie A. Greene
                              ------------------------------
                              Title:   Vice President

                         UNION BANK OF SWITZERLAND,
                         NEW YORK BRANCH

                         By   /s/   Dieter Hoeppli
                              ------------------------------
                              Title:   Vice President

                         By   /s/   Samuel Azizo
                              ------------------------------
                              Title:   Vice President

                         WACHOVIA BANK OF NORTH CAROLINA, N.A.

                         By   /s/   W. Charles Blocker,  Jr.
                              ------------------------------
                              Title:   Vice President

                         ABN AMRO BANK N.V., NEW YORK BRANCH

                         By   /s/   Frances O. Logan
                              ------------------------------
                              Title:   Group Vice President

                         By   /s/   Thomas T. Rogers
                              ------------------------------
                              Title:   Assistant Vice President

                         BANCA COMMERCIALE ITALIANA,
                         NEW YORK BRANCH

                         By   /s/   Charles Dougherty
                              ------------------------------
                              Title:   Vice President

                         By    /s/   B. Carlson
                              ------------------------------
                              Title:   Assistant Vice President

                         THE BANK OF TOKYO-MITSUBISHI, LTD.

                         By   /s/   William L. Otott, Jr.
                              ------------------------------
                              Title:   Vice President

                         BANQUE PARIBAS

                         By   /s/   John J. McCormick, III
                              ------------------------------
                              Title:   Vice President

                         By   /s/   Mary T. Finnegan
                              ------------------------------
                              Title:   Group Vice President

                         COMMERZBANK AG, NEW YORK BRANCH

                         By   /s/   Juergen Schmieding
                              ------------------------------
                              Title:   Vice President

                         By    /s/   Andrew R. Campbell
                              ------------------------------
                              Title:   Assistant Treasurer

                         COMPAGNIE FINANCIERE DE CIC ET DE
                         L'UNION EUROPEENNE

                         By   /s/   Sean Mounier
                              ------------------------------
                              Title:   First Vice President

                         By   /s/   Marcus Edward
                              ------------------------------
                              Title:   Vice President

                         COOPERATIEVE CENTRALE RAIFFEISEN-
                         BOERENLEENBANK B.A., RABOBANK NEDERLAND

                         By   /s/   Ian Reece
                              ------------------------------
                              Title:   Vice President and Manager

                         By   /s/   Angela R. Reilly
                              ------------------------------
                              Title:   Vice President

                         CREDIT SUISSE FIRST BOSTON

                         By   /s/   Thomas G. Muoio
                              ------------------------------
                              Title:   Associate

                         By   /s/   Steven Janauschek
                              ------------------------------
                              Title:   Associate

                         DG BANK DEUTSCHE GENOSSENSCHAFTSBANK

                         By   /s/   Leo Von Reissig
                              ------------------------------
                              Title:   Assistant Vice President

                         By   /s/ Karen A. Brinkman
                              ------------------------------
                              Title:   Vice President

                         FLEET NATIONAL BANK

                         By   /s/   Dorothy E. Bambach
                              ------------------------------
                              Title:   Senior Vice President

                         KEYBANK NATIONAL ASSOCIATION

                         By   /s/   Michael J. Landini
                              ------------------------------
                              Title:   Assistant Vice President

                         THE ASAHI BANK, LTD.

                         By   /s/   Tatsuo Kase
                              ------------------------------
                              Title:   Manager

                         By   /s/   Wit Derby
                              ------------------------------
                              Title:   Vice President

                         THE ROYAL BANK OF SCOTLAND PLC

                         By   /s/ Derek Bonnar
                              ------------------------------
                              Title:   Vice President

                         THE SAKURA BANK, LIMITED

                         By   /s/   Yoshikazu Nagura
                              ------------------------------
                              Title:   Vice President

                         THE TOYO TRUST & BANKING COMPANY, LIMITED

                         By   /s/   T. Mikumo
                              ------------------------------
                              Title:   Vice President

                         WESTDEUTSCHE LANDESBANK
                         GIROZENTRALE, NEW YORK BRANCH

                         By   /s/   Cynthia M. Niesen
                              ------------------------------
                              Title:   Managing Director

                         By   /s/   Michael F. McWalters
                              ------------------------------
                              Title:   Managing Director

                         BAYERISCHE LANDESBANK

                         By   /s/   Peter Obermann
                              ------------------------------
                              Title:  Senior Vice President
                                        Manager Lending Division

                         By   /s/   Sean O Sullivan
                              ------------------------------
                              Title:   Second Vice President

                         DEUTSCHE BANK AG, NEW YORK
                         AND/OR CAYMAN ISLANDS BRANCH

                         By   /s/   Angela Bozorgmir
                              ------------------------------
                              Title:   Assistant Vice President

                         By   /s/   Robert M. Wood, Jr.
                              ------------------------------
                              Title:   Vice President

                         LLOYDS BANK PLC

                         By   /s/   Michael J. Gilligan
                              ------------------------------
                              Title:   Vice President

                         By   /s/   Paul D. Briamonte
                              ------------------------------
                              Title:   Vice President

                         THE NIPPON CREDIT BANK, LTD.

                         By   /s/   Yoshihide Watanabe
                              ------------------------------
                              Title:   Vice President and Manager

                         THE YASUDA TRUST & BANKING
                         CO., LIMITED

                         By   /s/   Morikazu Kimura
                              ------------------------------
                              Title:   Chief Representative

                         BAYERISCHE HYPOTHEKEN-UND
                         WECHSEL-BANK AG, NEW YORK BRANCH

                         By   /s/   Steve Atwell
                              ------------------------------
                              Title:   Vice President

                         By   /s/   Uwe Roeder
                              ------------------------------
                              Title:   Vice President

                         BAYERISCHE VEREINSBANK AG,
                         NEW YORK BRANCH

                         By   /s/   Marianne Weinzinger
                              ------------------------------
                              Title:   Vice President

                         By   /s/   Sylvia K. Cheng
                              ------------------------------
                              Title:   Vice President

                         BHF - BANK AKTIENGESELLSCHAFT

                         By   /s/   Evon M. Contos
                              ------------------------------
                              Title:   Vice President

                         By   /s/   Thomas J. Scifo
                              ------------------------------
                              Title:   Assistant Vice President

                         CAISSE NATIONALE DE CREDIT AGRICOLE

                         By   /s/   David Bouhl
                              ------------------------------
                              Title:   First Vice President
                                        Head of Corporate Banking,
                                         Chicago

                         CREDIT LOCAL DE FRANCE

                         By   /s/   Ducos Philippe
                              ------------------------------
                              Title:   Deputy General Manager

                         By   /s/ Mary Power
                              ------------------------------
                              Title:   Vice President

                         THE MITSUI TRUST AND BANKING
                         COMPANY, LIMITED NEW YORK BRANCH

                         By   /s/   William W. Hunter
                              ------------------------------
                              Title:   Vice President

                          SUNTRUST BANK, ATLANTA

                         By   /s/   Ruth E. Whitner
                              ------------------------------
                              Title:   Assistant Vice President

                         By   /s/   Jarrette A. White, III
                              ------------------------------
                              Title:   Group Vice President/
                                        Group Manager

                         BANCA NAZIONALE DEL LAVORO
                         SPA - NEW YORK BRANCH

                         By   /s/   Giuliano Violetta
                              ------------------------------
                              Title:   First Vice President

                         By   /s/   Miguel J. Medida
                              ------------------------------
                              Title:   Vice President

                         BANQUE FRANCAISE DU COMMERCE EXTERIEUR

                         By   /s/   G. Kevin Dooley
                              ------------------------------
                              Title:   Vice President

                         By   /s/   Brian J. Cumberland
                              ------------------------------
                              Title:   Assistant Treasurer

                         CREDITANSTALT-BANKVEREIN

                         By   /s/   Christina T. Schoen
                              ------------------------------
                              Title:   Vice President

                         By   /s/   Richard P. Buckanavage
                              ------------------------------
                              Title:   Vice President

                         CRESTAR BANK

                         By   /s/   Bruce W. Nave
                              ------------------------------
                              Title:   Vice President

                         THE SUMITOMO TRUST & BANKING CO.,
                         LTD., NEW YORK BRANCH

                         By   /s/   Suraj P. Bhatia
                              ------------------------------
                              Title:   Senior Vice President
                                        Manager, Corporate
                                        Finance Dept.

                         CHIAO TUNG BANK CO., LTD.

                         By   /s/   Liang Yuh Tseng
                              ------------------------------
                              Title:   Senior Vice President
                                        and General Manager

                         NATIONAL BANK OF KUWAIT SAK

                         By   /s/   Mahannad Kamal
                              ------------------------------
                              Title:   Executive Manager

                         By   /s/   Robert J. McNeill
                              ------------------------------
                              Title:   Deputy Division Manager

                         STAR BANK, N.A.

                         By   /s/ Richard W. Neltner
                              ------------------------------
                              Title:   Vice President

                         PER PRO BROWN BROTHERS
                         HARRIMAN & CO.

                         By   /s/   Richard J. Ragoza
                              ------------------------------
                              Title:   Senior Credit Officer

                         BARCLAYS BANK PLC

                         By   /s/   L. Peter Yetman
                              ------------------------------
                              Title:   Associate Director

                         COMERICA BANK

                         By   /s/   Tamara J. Gurne
                              ------------------------------
                              Title:   Assistant Vice President

                         GULF INTERNATIONAL BANK B.S.C.

                         By   /s/   Thomas E. Fitzherbert
                              ------------------------------
                              Title:   Vice President

                         By   /s/   I.N. Baconi
                              ------------------------------
                              Title:   Senior Vice President
                                        and Branch Manager

                         MORGAN GUARANTY TRUST COMPANY
                         OF NEW YORK, as Administrative Agent

                         By   /s/   Douglas A. Cruikshank
                              ------------------------------
                              Title:   Vice President

                         MERRILL LYNCH CAPITAL
                         CORPORATION, as Documentation Agent

                         By   /s/   Christopher Birosak
                              ------------------------------
                              Title:   Vice President